UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported)  April 24, 2003
                                                        ----------------

                     P.A.M. TRANSPORTATION SERVICES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                      0-15057                 71-0633135
----------------------------         -------------         -------------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
 of incorporation)                    File Number)          Identification no.)


               297 West Henri De Tonti, Tontitown, Arkansas 72770
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrants telephone number, including area code (479) 361-9111
                                                          --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item  7.  Financial Statements and Exhibits.
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         (a)   Financial Statements:  None
         (b)   Pro Forma Financial Statements:  None
         (c)   Exhibits. The following exhibits are furnished with this Report:

               99.1 Press Release of the Registrant (April 24, 2003)


Item  9.  Regulation FD Disclosure.
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The  following  information regarding the press release of P.A.M. Transportation
Services, Inc. (the "Company") announcing its first quarter financial and operating results is intended to be furnished under Item 12, "Results of Operations and Financial Condition," but is instead being furnished pursuant to
Item 9 in accordance with the interim guidance contained in Securities Exchange Commission Release No. 33-8216. The information contained in this report and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 24, 2003, P.A.M. Transportation Services, Inc. issued the press release attached hereto as Exhibit 99.1 and will be holding a live conference call to discuss the press release and other matters on Friday, April 25, 2003, at 1:00 p.m. CDT. An audio replay of the conference call will be posted on the company's web site after the meeting (www.pamt.com/investing/audio.html). In order to listen to the replay, you will need a PC that is internet enabled and have Real Player software and an internet browser such as Netscape or Microsoft Internet Explorer.

The information herein (including the exhibit hereto) and the statements by Company representatives during the conference call may contain "forward-looking statements" that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 and otherwise may be protected. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those anticipated by forward-looking statements. Please refer to the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission for information concerning risks, uncertainties and other factors that may affect future results.
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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                          P.A.M. TRANSPORTATION  SERVICES,  INC.



Dated: April 25, 2003                     By: /s/ Robert  W.  Weaver
                                          -------------------------------------
                                          Robert W. Weaver
                                          President and Chief Executive Officer


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                              EXHIBIT INDEX

           99.1        Press release of the Registrant

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